Information is as of December 31, 2017, except as otherwise noted. It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document. Supplemental Financial Information Package – Q4 2017 February 14, 2018 Exhibit 99.2

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (“ARI” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to slide 20 for a definition of “Operating Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on slides 18 and 19. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI.

Q4 Highlights Net income available to common stockholders of $34.3 million, or $0.32 per diluted share of common stock Operating earnings(1) of $13.8 million, or $0.12 per diluted share of common stock; Operating earnings(1) excluding the realized loss and costs associated with the sale of the CMBS portfolio of $53.3 million, or $0.49 per diluted share of common stock Net interest income of $69.2 million Earnings Common stock dividend of $0.46 per share 10.3% annualized dividend yield based upon closing stock price on February 13, 2018 Dividend Loan Portfolio Total loan portfolio of $3.7 billion Weighted average remaining term of 2.8 years(2) Weighted average unlevered all-in-yield(3) of 9.1% 88% of loans have floating interest rates Capitalization Completed offering of $115 million of 4.75% convertible senior notes ( the “Notes”) with an initial 10% conversion premium (~$19.91 conversion price) due 2022 pursuant to the reopening of the existing series of the Notes Entered into a $300 million repurchase agreement with Goldman Sachs Bank USA to fund first mortgage loans See footnotes on page 20 Committed capital to $1.1 billion of commercial real estate loans, $756.7 million of which was funded at closing Funded $14.2 million for loans closed prior to the quarter Loan Originations

1c 4Q17 4Q16 % Change Investments at Amortized Cost(4) $3,680 $3,123 17.8% Net Equity in Investments at Cost 2,335 2,039 14.5% Common Stockholders’ Equity 1,746 1,473 18.5% Preferred Stockholders’ Equity (liquidation preference) 342 459 (25.5%) Secured Debt Arrangements, net(5) 1,331 1,140 16.8% Convertible Senior Notes, net 585 250 134% Debt to Common Equity(6) 0.9x 1.0x (10.0%) Fixed Charge Coverage(7) 2.8x 2.7x 3.7% Financial Summary 4Q17 4Q16 % Change Net Interest Income $69.2 $53.6 29.1% Net Income Available to Common Stockholders $34.3 $49.7 (31.0%) Weighted Average Diluted Shares Outstanding 108 84 28.6% Net Income Available to Common Stockholders per Diluted Share $0.32 $0.60 (46.7%) Operating Earnings(1) $13.8 $41.0 (66.3%) Operating Earnings per Diluted Share(1) $0.12 $0.49 (75.5%) Operating Earnings Excluding Loss and Costs from CMBS Sale(1) $53.3 $42.2 26.3% Operating Earnings Excluding Loss and Costs from CMBS Sale per Diluted Share(1) $0.49 $0.51 (3.9%) Income Statement ($ in millions, except share and per share amounts) See footnotes on page 20 Balance Sheet

Q4 Investment Activity 4Q17 Investment Summary Outstanding Portfolio ($ in millions) See footnotes on page 20 $121mm net portfolio growth (8) Loans Closed: 12 Commitments to New Loans: $1,130 Add-on Fundings: $14 Weighted Average LTV: 65% Weighted Average Unlevered All-in-Yield(3): 8.8%

2017 Investment Activity YTD Investment Highlights Annual Originations Growth See footnotes on page 20 ($ in millions) Loans Closed: 28 Commitments to New Loans: $2,045 Add-on Fundings(10): $193 Weighted Average LTV: 64% Weighted Average Unlevered All-in-Yield(3): 9.1% 4Q 3Q 1Q 2Q 68% YoY Growth

Summary of New Investments Q4 Investment Activity $250.0 million of a $479.0 million floating-rate whole loan ($122.7 million of which was funded at closing) for the redevelopment of an existing office building in the Hudson Yards/Penn Station submarket of New York, NY; The construction loan will fund the repositioning and redevelopment of an existing office building into a 24-story, ~700,000 square foot Class-A office building $184.0 million floating-rate first mortgage loan (all of which was funded at closing) secured by an ~850,000 square foot office tower in the West Loop submarket of Chicago, IL £103 million ($137.7 million(11)) floating-rate first mortgage loan ($78.2 million of which was funded at closing) for the acquisition of an ~194,000 square foot office building in London $110.0 million floating-rate senior mezzanine loan ($3.7 million of which was funded at closing) for the construction of two towers totaling ~271,000 square feet of luxury residential condominiums and ground floor retail on the Upper East Side submarket of New York, NY $90.0 million of a $185.0 million floating-rate first mortgage loan ($49.7 million of which was funded at closing) for the completion of construction of a 570-key hotel located in the Hudson Yards/Penn Station submarket of New York, NY $67.0 million floating-rate first mortgage loan (all of which was funded at closing) secured by a newly constructed 141-unit multifamily property in Brooklyn, NY $60.0 million floating-rate corporate mezzanine loan (all of which was funded at closing) for a mixed-use project on the Upper West Side submarket of New York, NY; ARI previously provided $235 million of financing to the property; this loan, as well as the $235 million of financing, was repaid at the end of the quarter; In connection with the repayment of the loans, ARI recognized $3 million in interest income related to a pre-payment penalty and acceleration of deferred fees $56.0 million fixed-rate mezzanine loan ($22 million of which was funded at closing) for the conversion of an existing office building into a 56-unit luxury condominium tower located in West Hollywood, CA $46.4 million floating-rate junior mezzanine loan (all of which was funded at closing) for the construction of an ~304,900 square foot condominium tower located in the Central Park South submarket of New York, NY; ARI has provided $134 million of financing to the property excluding this loan as of December 31, 2017 $45.5 million of a $105.1 million fixed-rate first mortgage loan (all of which was funded at closing) secured by a 150-unit multifamily property in Brooklyn, NY £33 million ($43.1 million(11)) floating-rate first mortgage loan secured by an ~30,000 square foot residential block located in Central London $40.0 million floating-rate first mortgage loan ($34.4 million of which was funded at closing) for the acquisition and pre-development for a condominium conversion of an existing ~56,800 square foot residential building in the Tribeca submarket of New York, NY See footnotes on page 20

Number of Loans Amortized Cost Net Equity at Cost Unfunded Loan Commitments(9) Weighted Average Unlevered Yield on Floating-Rate Loans(3) Weighted Average Unlevered All-in-Yield(3) Weighted Average Remaining Term(2) 56 Loans $3,559 $2,418 $80 L+8.2% 9.5% 2.5 Years 3Q17 Commercial Real Estate Loan Portfolio Overview Loan Position by Net Equity at Amortized Cost 59 Loans $3,680 $2,335 $436 L+7.4% 9.1% 2.8 Years 4Q17 Loan Position at Amortized Cost See footnotes on page 20 ($ in millions)

Commercial Real Estate Loan Portfolio Overview Geographic Diversification by Amortized Cost Property Type by Amortized Cost (12) See footnotes on page 20 (12) (13) (13) (12) ($ in millions)

Risk Ratings Beginning this quarter, ARI will disclose a risk rating for each loan in the portfolio The risk ratings system is designed to highlight credit trends in the loan portfolio and to provide ARI’s stakeholders with a framework to assess credit risk Each loan will be assigned a rating based upon a 5-point scale At origination, generally most loans will be rated a “3” Ratings will be reviewed and updated quarterly Definitions of Risk Ratings Very Low Risk Low Risk Moderate/Average Risk High Risk/Potential for Loss: a loan that has a risk of realizing a principal loss Impaired/Loss Likely: a loan that has a high risk of realizing principal loss, has incurred principal loss or has been impaired

Senior Loan Portfolio Overview See footnotes on page 20 Weighted Average Floating Rate Yield(3) - L+5.7%Weighted Average All-in Yield(3) – 7.4% (14) (15) (15)

Subordinate Loan Portfolio Overview See footnotes on page 20 Weighted Average Floating Rate Yield(3) - L+12.2% Weighted Average All-in Yield(3) – 13.5% TOTAL PORTFOLIO WEIGHTED AVERAGE: Floating Rate Yield(3) –L+7.4% All-in-Yield(3) – 9.1% (14)

($ in millions) Fully Extended Loan Maturities and Future Fundings(16)(17)(18) Loan Portfolio Maturity Profile and Book Value Summary See footnotes on page 20 Full Year 2017 4Q17 Starting Book Value Per Share $16.12 $16.36 Common Stock Issuance $0.23 $0.03 Convertible Notes Issuance $0.10 $0.03 CMBS Portfolio ($0.11) ($0.13) Provision for Loan Losses and Impairments ($0.09) - Other $0.05 $0.01 Ending Book Value Per Share $16.30 $16.30 Book Value Common Stock Price to Book Ratio(19): 1.10x

Secured Debt Arrangements $1.3 Billion L+2.32% W/A Rate Convertible Notes $600 Million 5.07% W/A Rate Series B & Series C Cumulative Preferred Stock $341.8 Million 8.0% Coupon Equity Market Capitalization(20) ~$2.0 Billion 5.50% notes - convertible to common stock –ratio of 57.485 ($17.40 effective conversion price) and matures in March 2019 4.75% notes – convertible to common stock – ratio of 50.226 ($19.91 effective conversion price) and matures in August 2022 Total Capitalization: $4.3 Billion Series B ($169.3mm); fixed at an 8.00% rate for 5 years and then floating at the greater of 3m LIBOR plus 6.46% or 8.00%, callable September 2020 Series C ($172.5mm); 8.00% rate, callable September 2017 107,121,235 shares issued and outstanding at December 31, 2017 10.3% dividend yield(25) Capital Structure Overview See footnotes on page 20 W/ A Cost of Debt: 4.3% W/ A Cost of Debt + Pref: 4.8% Debt to Common Equity Ratio (6) : 0.9x Fixed Charge Coverage(7): 2.8x

Interest Rate Sensitivity Rate Profile of Loan Portfolio(26) Net Interest Income Sensitivity to LIBOR(6)(27) See footnotes on page 20 Net Interest Income Increases with LIBOR Increase

Financials

Consolidated Balance Sheets See footnotes on page 20

Consolidated Statements of Operations See footnotes on page 20

Reconciliation of GAAP Net Income to Operating Earnings(1) See footnotes on page 20

Reconciliation of GAAP Net Income to Operating Earnings(1) See footnotes on page 20

Footnotes

(1) *Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding); (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains/losses, other than realized gains/(losses) related to interest income; (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders' equity in accordance with GAAP; and (vi) provision for loan losses and impairments. Please see slides 18 and 19 for a reconciliation of GAAP net income and GAAP net income per share to Operating Earnings and Operating Earnings per Share. Operating Earnings may also be adjusted to exclude certain other non-cash items, as determined by ACREFI Management, LLC, the Company's external manager (the "Manager") and approved by a majority of the Company's independent directors.*

(2) *Weighted Average Remaining Term assumes all extension options are exercised.*

(3) *Weighted Average Unlevered All-in-Yield reflects LIBOR at December 31, 2017 which was 1.56%. Weighted Average All-in-Yield includes the amortization of deferred origination fees, loan origination costs and accrual of both extension and exit fees.*

(4) *Net of participations sold.*

(5) *Total debt balance less $14,348 and $6,763 in Q4 2017 and Q4 2016, respectively, in deferred financing costs.*

(6) *Assumes ~$303 million of proceeds held by servicer from loan repayment are used to repay outstanding debt balance as of December 31, 2017. Represents total secured debt arrangements and Convertible Senior Notes to stockholders' equity.*

(7) *Fixed charge coverage is EBITDA divided by interest expense and the preferred stock dividends.*

(8) *Includes foreign currency appreciation/depreciation, PIK interest, provisions for loan losses and impairments and the accretion of loan costs and fees.*

(9) *Unfunded loan commitments are for loans that were previously closed but have yet to be funded.*

(10) *YTD Add-on Fundings are for loans closed prior to 2017.*

(11) *Conversion to USD on the date of investment.*

(12) *Other includes a data center and water park resorts.*

(13) *Amounts and percentages may not foot due to rounding.*

(14) *Both loans are secured by the same property.*

(15) *Amortized cost for these loans is net of the recorded provisions for loan losses and impairments.*

(16) *Based upon face amount of loans.*

(17) *Maturities reflect the fully funded amounts of the loans.*

(18) *Future funding dates are based upon the Manager's estimates based upon the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect the Company's operating results.*

(19) *Based upon the closing stock price on February 13, 2018.*

(20) *Equity market capitalization based upon shares of common stock outstanding and closing stock price on December 31, 2017.*

(21) *Assumes extension options are exercised.*

(22) *One-month LIBOR at December 31, 2017 was 1.56%.*

(23) *The debt balance as of December 31, 2017, includes $143 million of asset specific financing.*

(24) *As of December 31, 2017 the Company's secured debt arrangement with Goldman Sachs Bank USA provided for maximum total borrowings comprised of a $300,000 repurchase facility and $31,130 of a asset specific financing.*

(25) *Based upon the $1.84 annualized dividend per share of common stock and the closing stock price on February 13, 2018.*

(26) *Based upon face amount.*

(27) *Any such hypothetical impact on interest rates on the Company's variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, the Company may take actions to further mitigate the Company's exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in the Company's financial structure.*

(28) *For the three months ended December 31, 2017, the loss from the sale of CMBS includes realized losses of $37,575 from the sale and loss on early extinguishment of debt of $1,947*

(29) *For the twelve months ended December 31, 2017, the loss from the sale of CMBS includes realized losses of $42,693 from the sale and loss on early extinguishment of debt of $1,947.*

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